UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

TEXTRON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 28, 2021.

Meeting Information

TEXTRON INC.	Meeting Type: Annual Meeting
For holders as of: March 1, 2021

Date: April 28, 2021 Time: 11:00 AM EDT

	Location:	Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/TXT2021.
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TXT2021 and be sure to have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page).

TEXTRON INC. 40 WESTMINSTER STREET PROVIDENCE, RI 02903
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT TO SHAREHOLDERS, INCLUDING ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 14, 2021 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/TXT2021. Have the information that is printed in the box marked by the arrow è  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote
“FOR” the following nominees:

1.	Election of Directors		The Board of Directors recommends you vote
“FOR” Proposals 2 and 3.
	1a.	Scott C. Donnelly
			2.	Approval of the advisory (non-binding) resolution
	1b.	Kathleen M. Bader		to approve executive compensation.

	1c.	R. Kerry Clark	3.	Ratification of appointment of independent
registered public accounting firm.
	1d.	James T. Conway

	1e.	Paul E. Gagné	The Board of Directors recommends you vote “AGAINST” Proposal 4.

	1f.	Ralph D. Heath

	1g.	Deborah Lee James	4.	Shareholder proposal regarding shareholder
action by written consent.
	1h.	Lionel L. Nowell III
Note: In their discretion, the proxies are authorized
	1i.	James L. Ziemer	to vote on such other business as may properly come
before the meeting or any adjournment thereof.
	1j.	Maria T. Zuber

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